Exhibit 10.1
THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT
     This Third Amendment to Asset Purchase Agreement dated as of January 18, 2007 (this “Amendment”), among (a) Brown-Forman Tequila Mexico, S. de R.L. de C.V., a corporation formed under the laws of Mexico (“Buyer”), (b) Brown-Forman Corporation, a Delaware corporation (“BFC”), (c) Jose Guillermo Romo de la Peña (“JGR”) and Luis Pedro Pablo Romo de la Peña (“LPR” and together with JGR, the “Romo de la Peña Brothers”), (d) Grupo Industrial Herradura, S.A. de C.V., a corporation formed under the laws of Mexico (“Parent”), Fabrica de Tequila Hacienda Las Norias, S.A. de C.V., a corporation organized under the laws of Mexico (“Las Norias”), Comercializadora Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Comercializadora”), Tequila Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Tequila Herradura”), Sociedad Romo, S.A. de C.V., a corporation organized under the laws of Mexico (“Sociedad Romo”), and Transportes de Carga Millenium, S.A. de C.V., a corporation organized under the laws of Mexico (“Transportes” and together with the Romo de la Peña Brothers, Parent, Las Norias, Comercializadora, Tequila Herradura and Sociedad Romo, the “Sellers”) and (e) Corporación de Servicios Herradura, S.A. de C.V., a corporation organized under the laws of Mexico (“Cosesa”), CH Acciones S.A. de C.V., a corporation organized under the laws of Mexico (“CH Acciones”), Corporativo Herradura, S.A. de C.V., a corporation organized under the laws of Mexico, La Moraleda Operadora Comercial, S.A. de C.V., a corporation organized under the laws of Mexico, and Destilados de Agave, S.A. de C.V., a corporation organized under the laws of Mexico (the Persons listed in this clause (e), collectively, the “Additional Seller Parties”).
     WHEREAS, Buyer, BFC, the Sellers and the Additional Seller Parties have entered into an Asset Purchase Agreement dated as of August 25, 2006, as amended by the First Amendment to the Asset Purchase Agreement dated as of December 19, 2006 and by the Second Amendment to the Asset Purchase Agreement dated as of January 11, 2007 (the “Agreement”); and
     WHEREAS, Buyer, BFC, the Sellers and the Additional Seller Parties desire to amend certain provisions of the Agreement.
     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound by this Amendment, Buyer, BFC, the Sellers and the Additional Seller Parties hereby agree as follows:
     SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Agreement.
     SECTION 2. Amendment to Section 2.1 of the Agreement. Section 2.1 of the Agreement is hereby amended by deleting from the first sentence of such Section 2.1 the amount “US$876,000,000.00” and replacing it with the amount “US$776,000,000.00”.
     SECTION 3. Amendment to Attachment to Schedule 4.13(a). The Attachment to Schedule 4.13(a) is hereby amended and restated in its entirety as provided in Attachment 4.13(a) hereto.

     SECTION 4. Amendment to Schedule 4.7. Schedule 4.7 is hereby deemed amended, effective as of August 25, 2006, by adding to the end of such Schedule 4.7 the contents of Schedule A to this Amendment. Notwithstanding anything to the contrary in the Agreement and for the avoidance of doubt, none of the information set forth on Schedule A to this Amendment and no action or failure to act by any Seller or any Additional Seller in connection with or related to the financial condition or results of operations of the Business reflected on such Schedule A, will, or under any circumstances be deemed to, constitute a breach of any representation, warranty, covenant or agreement of any Seller or Additional Seller Party set forth in the Agreement.
     SECTION 5. Effectiveness. This Amendment shall be effective as of the date first written above.
     SECTION 6. Governing Law. This Amendment will be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law.
     SECTION 7. Continuation. Buyer, BFC, the Sellers and the Additional Seller Parties agree and acknowledge that the Agreement, as amended by this Amendment, continues in full force and effect in accordance with its terms. Nothing in this Amendment shall be deemed to work as a novation (novación) of any of the obligations under the Agreement. All references to the Agreement shall refer to the Agreement as amended by this Amendment.
     SECTION 8. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies, facsimiles or facsimiles of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Amendment on the date first above written.

BROWN-FORMAN TEQUILA MEXICO, S. DE R.L. DE C.V.
By:	/s/ Nelea A. Absher
	Name:	NELEA A. ABSHER
	Title:	ATTORNEY-IN-FACT

BROWN-FORMAN CORPORATION
By:	/s/ Donald C. Berg
	Name:	DONALD C. BERG
	Title:	SENIOR VICE PRESIDENT AND ATTORNEY-IN-FACT

SELLERS:
/s/ Jose Guillermo Romo de la Peña
Jose Guillermo Romo de la Peña

/s/ Luis Pedro Pablo Romo de la Peña
Luis Pedro Pablo Romo de la Peña

GRUPO INDUSTRIAL HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

TEQUILA HERRADURA, S.A. DE C.V
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

FABRICA DE TEQUILA HACIENDA LAS NORIAS, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

COMERCIALIZADORA HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

TRANSPORTES DE CARGA MILLENIUM, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

ADDITIONAL SELLER PARTIES: CORPORACIÓN DE SERVICIOS HERRADURA, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

CH ACCIONES, S.A. DE C.V.
By:	/s/ Jose Guillermo Romo de la Peña
	Name:	JOSE GUILLERMO ROMO DE LA PEÑA
	Title:	ATTORNEY IN FACT

By:	/s/ Luis Pedro Pablo Romo de la Peña
	Name:	LUIS PEDRO PABLO ROMO DE LA PEÑA
	Title:	ATTORNEY IN FACT

CORPORATIVO HERRADURA, S.A. DE C.V.
By:	/s/ Jose Guillermo Romo de la Peña
	Name:	JOSE GUILLERMO ROMO DE LA PEÑA
	Title:	ATTORNEY IN FACT

By:	/s/ Luis Pedro Pablo Romo de la Peña
	Name:	LUIS PEDRO PABLO ROMO DE LA PEÑA
	Title:	ATTORNEY IN FACT

LA MORALEDA OPERADORA COMERCIAL, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT

DESTILADOS DE AGAVE, S.A. DE C.V.
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
Title ATTORNEY IN FACT

SOCIEDAD ROMO, S.A. DE C.V
By:	/s/ Juan Casillas Ruiz
	Name:	JUAN CASILLAS RUIZ
	Title:	ATTORNEY IN FACT